UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2010

mPhase TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-30202	22-2287503
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Identification No.)		Incorporation)

587 Connecticut Ave., Norwalk, CT 06854-0566
(Address of Principal Executive Offices) (ZIP Code)

Registrant's telephone number, including area code: (203) 838-2741

EXPLANATORY NOTE

This Amendment no. 1 on Form 8-K hereby amends our report on Form 8-K dated April 16, 2010, which we filed with the Securities and Exchange Commission (“SEC”) on April 19 2010 (the “Original Filing”). This Amendment is being filed for the purpose of (i) correcting the Commission File Number and (ii) and the inclusion of additional information not contained in the Original Filing which expands the disclosure relating to the error and the periods affected by the restatement.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review:

The Chief Financial Officer of mPhase Technologies, Inc. (the "Company") has determined on April 16, 2010 that its Financial Statements on Form 10K for the fiscal year ended June 30, 2008 and Form 10Q for the period September 30, 2008 should no longer be relied upon because of errors in the failure to record, pursuant to FASB Standards Codification Topic 815 (previously known as EITF 00-19), a contingent liability for warrant agreements on its balance sheet for fiscal year June 30, 2008.

The restatement involves reclassifying certain equity instruments out of additional paid in capital into other contingent liabilities for free standing warrants to issue shares at a fixed price as such warrants were issued subsequent to the Company entering into Convertible Debenture agreements which have features that may result in the obligation to issue shares in excess of authorized shares available. The contingent liability was recorded at the fair market value at the issuance date of the free standing warrants and recalculated at June 30, 2008 and during the fiscal year ended June 30, 2009, on the quarterly measurement dates, with the net change in the contingent liability credited to the change in derivative value in the Consolidated Statement of Operations for each period in accordance with FASB Standards Codification Topic 815 (previously known as EITF 00-19). The restatements decrease the Net Loss for the fourth quarter and for the fiscal year ended June 30, 2008 by $572,900, as well as increase total liabilities and Total Stockholders' Deficit at June, 30 2008 by $433,300. The restatements decrease the Net Loss for the first quarter and for the fiscal year ended June 30, 2009 by $433,300.

The contingent liability, as restated, was recorded at the fair market value at the issuance date of the free standing warrants and recalculated on the quarterly measurement date, with the net change in the contingent liability credited to the change in derivative value in the Consolidated Statement of Operations for each period in accordance with FASB Standards Codification Topic 815 (previously known EITF 00-19).

The Company has filed amendments to its previously filed Form 10Q for the period ended September 30, 2009 (reflecting the correction of the errors contained in its original 10Q filing for the period ended September 30, 2008) as well as an amendment to its Form 10K for the fiscal year ended June 30, 2009 (reflecting correction of the errors contained in its original Form 10K filing for the period ended June 30, 2008). The Company believes the amended filings correct such errors in compliance with the requirements of to FASB Standards Codification Topic 815 (previously known EITF 00-19). The Company has discussed with its independent outside auditors the matters disclosed in this filing pursuant to Item 4.02 of Form 8K.

In addition, the Company has also filed certain additional improvements to its disclosures in its amended Form 10K for the fiscal year ended June 30, 2009 as well as amendments to its Form 10Q for each of the quarters ended September 30, 2009 and December 31, 2009 respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mPhase TECHNOLOGIES

	By:	/s/ Martin S. Smiley
Martin S. Smiley
Executive Vice President,
Chief Financial Officer and General Counsel

Date: May 11, 2010